Exhibit 99.2

Recast Shipment Volume and
Unaudited Financial Information

2024 vs. 2023

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Key Terms, Definitions and Explanatory Notes

General
• “PMI” refers to Philip Morris International Inc. and its subsidiaries. Trademarks and service marks that are the registered property of, or licensed by, the subsidiaries of PMI, are italicized.

• With our smoke-free business now operating at scale across our regions, including substantial growth from our U.S. business, PMI has implemented an evolved organizational model with two primary business units: International and U.S. This change was implemented effective January 1, 2026, and as a result PMI realigned its reportable segments accordingly. The four geographic segments have been replaced with three new reportable segments: International Smoke-Free, International Combustibles, and U.S. (including our wellness business unit, Aspeya). As of the first quarter of 2026, our reporting will reflect these changes.

• The Company did not operate under these reportable segments or using this measure of segment operating performance in prior periods and will begin to report comparative results under this basis with the filing of its Quarterly Report on Form 10‑Q for the quarter ending March 31, 2026. Until the Company’s interim financial statements are issued, amounts on this new basis are not in accordance with U.S. GAAP and, as a result, are considered non‑GAAP measures.

• In the first quarter of 2026, PMI is introducing Operating Companies Income (OCI) as an additional profitability measure for our U.S. and International business units. OCI is calculated as Operating Income (OI) less corporate expenses and other. Other includes foreign currency gains/losses and compensation expense related to restricted share units and performance share units awards, which were reclassified from Cost of Sales and Marketing, Administration and Research costs. We believe it is appropriate to disclose this additional profitability measure, OCI, to help investors analyze the business performance and trends of these business units.

• The recast 2024 and 2023 financial and shipment volume information in this document reflect the three new reportable segments announced on November 4, 2025.

• Comparisons are made to the same prior-year period unless otherwise stated.

• "Combustible tobacco products" is the term PMI uses to refer to cigarettes and other tobacco products that are combusted.

• "Total shipment volume" is defined as the combined total of cigarette, heated tobacco, oral smoke-free products (excluding snuff, snuff leaf and U.S. chew) and e-vapor shipment volume in equivalent units, unless otherwise stated.

Financial
• "Adjusted Gross Profit Margin" is calculated as adjusted gross profit divided by adjusted net revenues.

• "Adjusted Operating Companies Income Margin" is calculated as adjusted operating companies income divided by adjusted net revenues.

• Management reviews net revenues, gross profit, operating companies income, operating income, gross profit margin, operating companies income margin, operating income margin, operating cash flow and earnings per share, or "EPS," on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, divestitures, restructuring costs, tax items and other special items. Additionally, starting in 2022 and on a comparative basis, for these measures other than net revenues and operating cash flow, PMI includes adjustments to add back amortization expense on acquisition related intangible assets that are recorded as part of purchase accounting and contribute to PMI’s revenue generation, as well as impairment of intangible assets, if any.

While amortization expense on acquisition related intangible assets is excluded in these adjusted measures, the net revenues generated from these acquired intangible assets are included in the company's adjusted measures, unless otherwise stated. Currency-neutral and organic growth rates reflect the way management views underlying performance for these measures. PMI believes that such measures provide useful insight into underlying business trends and results.

• Management reviews these measures because they exclude changes in currency exchange rates and other factors that may distort underlying business trends, thereby improving the comparability of PMI’s business performance between reporting periods. Furthermore, PMI uses several of these measures in its management compensation program to promote internal fairness and a disciplined assessment of performance against company targets. PMI discloses these measures to enable investors to view the business through the eyes of management.

• Non-GAAP measures used by PMI should neither be considered in isolation nor as a substitute for the financial measures prepared in accordance with U.S. GAAP. For a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP measures, see the relevant schedules provided with this report.

Smoke-Free
• Smoke-free business ("SFB”) is the term PMI uses to refer to all of its smoke-free products. SFB also includes Wellness products, as well as consumer accessories, such as lighters and matches.

• Smoke-free products ("SFPs”) is the term PMI uses to refer to all of its products that provide nicotine without combusting tobacco, such as heat-not-burn, e-Vapor, and oral smokeless, and that therefore generate far lower levels of harmful chemicals. As such, these products have the potential to present less risk of harm versus continued smoking.

• "Heated tobacco units" or "HTU" is the term PMI uses to refer to heated tobacco consumables, which include our BLENDS, DELIA, HEETS, HEETS Creations
(defined collectively as "HEETS"), SENTIA, TEREA, TEREA CRAFTED, and TEREA Dimensions, as well as the KT&G-licensed brands, Fiit and Miix (outside of
South Korea). HTU's also include zero tobacco heat-not-burn consumables (LEVIA).

• Oral smoke-free products conversion: (i) nicotine pouches (units): 15 pouches per can in the U.S. and approximately 20 pouches per can outside the U.S.; (ii) snus products: weighted average 21 pouches equivalent per can; (iii) moist snuff products: weighted average 17 pouches equivalent per can; (iv) tobacco bits products:
weighted average 30 pouches equivalent per can; (v) chew bags products: weighted average 20 pouches per can.

• E-vapor products conversion: one milliliter of e-vapor liquid equivalent to 10 units.

• Wellness products primarily refer to products associated with oral and intra-oral delivery systems.

														Schedule 1
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Shipment Volume by Product Category
(in million equivalent units)

	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Years Ended December 31
	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change
Cigarettes
International Combustibles	143,191	143,708	(0.4)%	157,618	157,010	0.4%	163,238	161,137	1.3%	152,780	151,094	1.1%	616,827	612,949	0.6%
Total PMI	143,191	143,708	(0.4)%	157,618	157,010	0.4%	163,238	161,137	1.3%	152,780	151,094	1.1%	616,827	612,949	0.6%

Smoke-Free
International Smoke-Free	35,049	28,840	21.5%	37,493	33,043	13.5%	37,430	34,147	9.6%	37,830	35,698	6.0%	147,802	131,728	12.2%
U.S.	2,570	1,730	48.5%	2,618	1,962	33.4%	2,827	2,171	30.2%	3,025	2,300	31.5%	11,040	8,163	35.2%
Total PMI	37,618	30,570	23.1%	40,111	35,005	14.6%	40,257	36,319	10.8%	40,855	37,996	7.5%	158,842	139,890	13.5%

Heated Tobacco Units
International Smoke-Free	33,134	27,396	20.9%	35,544	31,424	13.1%	35,347	32,471	8.9%	35,718	33,972	5.1%	139,743	125,263	11.6%
Total PMI	33,134	27,396	20.9%	35,544	31,424	13.1%	35,347	32,471	8.9%	35,718	33,972	5.1%	139,743	125,263	11.6%

Oral Smoke-Free Products
International Smoke-Free	1,610	1,349	19.4%	1,565	1,524	2.7%	1,620	1,468	10.3%	1,613	1,504	7.3%	6,408	5,845	9.6%
U.S.	2,570	1,730	48.5%	2,618	1,962	33.4%	2,827	2,171	30.2%	3,025	2,300	31.5%	11,040	8,163	35.2%
Total PMI	4,180	3,079	35.7%	4,183	3,486	20.0%	4,447	3,640	22.2%	4,638	3,802	22.0%	17,448	14,007	24.6%

E-Vapor
International Smoke-Free	305	95	+100%	384	95	+100%	463	208	+100%	499	222	+100%	1,651	620	+100%
Total PMI	305	95	+100%	384	95	+100%	463	208	+100%	499	222	+100%	1,651	620	+100%

Total
International Smoke-Free	35,049	28,840	21.5%	37,493	33,043	13.5%	37,430	34,147	9.6%	37,830	35,698	6.0%	147,802	131,728	12.2%
International Combustibles	143,191	143,708	(0.4)%	157,618	157,010	0.4%	163,238	161,137	1.3%	152,780	151,094	1.1%	616,827	612,949	0.6%
U.S.	2,570	1,730	48.5%	2,618	1,962	33.4%	2,827	2,171	30.2%	3,025	2,300	31.5%	11,040	8,163	35.2%
Total PMI	180,809	174,278	3.7%	197,729	192,015	3.0%	203,495	197,456	3.1%	193,635	189,090	2.4%	775,669	752,839	3.0%
Note: Total Oral Smoke-Free Products excludes snuff, snuff leaf and U.S. chew. Sum of product categories or segments might not foot to total PMI due to roundings. U.S. excludes cigars.

														Schedule 2
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Oral Smoke-Free Products Shipment Volume

	Shipments in million cans
	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Years Ended December 31
	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change
Nicotine Pouches
International Smoke-Free	14.2	8.0	75.9%	14.8	9.6	54.4%	15.5	9.2	68.2%	19.0	9.4	+100%	63.5	36.3	75.0%
U.S.	131.6	73.2	79.7%	135.1	89.9	50.2%	149.1	105.4	41.4%	164.7	116.3	41.7%	580.5	384.8	50.8%
Total PMI	145.7	81.3	79.3%	149.9	99.5	50.6%	164.6	114.6	43.6%	183.8	125.7	46.2%	644.0	421.1	52.9%

Snus, Moist Snuff & Other Oral
International Smoke-Free	61.8	55.7	10.9%	59.0	62.6	(5.8)%	61.2	60.4	1.3%	58.1	61.9	(6.1)%	240.1	240.6	(0.2)%
U.S.	35.1	36.4	(3.4)%	34.9	35.3	(1.1)%	34.8	34.0	2.5%	32.7	32.0	2.1%	137.5	137.6	(0.1)%
Total PMI	96.9	92.1	5.3%	93.9	97.9	(4.1)%	96.0	94.4	1.7%	90.8	93.9	(3.3)%	377.6	378.2	(0.2)%

Total
International Smoke-Free	75.9	63.7	19.1%	73.8	72.2	2.2%	76.7	69.6	10.2%	77.1	71.3	8.2%	303.6	276.9	9.6%
U.S.	166.7	109.6	52.1%	170.0	125.2	35.8%	183.9	139.4	31.9%	197.4	148.3	33.1%	718.0	522.5	37.4%
Total PMI	242.6	173.3	40.0%	243.8	197.4	23.5%	260.7	209.0	24.7%	274.6	219.6	25.0%	1,021.6	799.3	27.8%

	Shipments in million equivalent units
	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Years Ended December 31
	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change	2024	2023	% Change
Nicotine Pouches
International Smoke-Free	292	170	71.6%	303	200	51.2%	316	194	63.4%	380	197	93.0%	1,291	761	69.7%
U.S.	1,973	1,098	79.7%	2,026	1,348	50.2%	2,237	1,581	41.4%	2,471	1,745	41.7%	8,707	5,773	50.8%
Total PMI	2,265	1,268	78.6%	2,329	1,549	50.4%	2,553	1,775	43.8%	2,851	1,941	46.9%	9,998	6,533	53.0%

Snus, Moist Snuff & Other Oral
International Smoke-Free	1,318	1,179	11.8%	1,262	1,324	(4.7)%	1,304	1,275	2.3%	1,233	1,307	(5.6)%	5,117	5,084	0.7%
U.S.	596	632	(5.6)%	592	614	(3.5)%	591	590	0.2%	553	555	(0.3)%	2,333	2,390	(2.4)%
Total PMI	1,914	1,810	5.7%	1,854	1,937	(4.3)%	1,894	1,864	1.6%	1,787	1,862	(4.0)%	7,450	7,474	(0.3)%

Total
International Smoke-Free	1,610	1,349	19.4%	1,565	1,524	2.7%	1,620	1,468	10.3%	1,613	1,504	7.3%	6,408	5,845	9.6%
U.S.	2,570	1,730	48.5%	2,618	1,962	33.4%	2,827	2,171	30.2%	3,025	2,300	31.5%	11,040	8,163	35.2%
Total PMI	4,180	3,079	35.7%	4,183	3,486	20.0%	4,447	3,640	22.2%	4,638	3,802	22.0%	17,448	14,007	24.6%
Note: Total Oral Smoke-Free Products excludes snuff, snuff leaf and U.S. chew. Sum of product categories or segments might not foot to total PMI due to roundings.

									Schedule 3 (1/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions / Divestitures	Net Revenues excl. Currency & Acquisitions / Divestitures	Quarters Ended March 31,	Net Revenues		Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2024					PMI	2023		% Change
$2,850	$(106)	$2,956	$—	$2,956	International Smoke-Free	$2,423		17.7%	22.0%	22.0%
5,299	(90)	5,389	—	5,389	International Combustibles	5,087	(1)	4.2%	5.9%	5.9%
644	2	642	—	642	U.S.	509		26.5%	26.1%	26.1%
$8,793	$(194)	$8,987	$—	$8,987	Total PMI	$8,019		9.7%	12.1%	12.1%

2024					Smoke-Free	2023		% Change
$2,850	$(106)	$2,956	$—	$2,956	International Smoke-Free	$2,423		17.7%	22.0%	22.0%
535	2	533	—	533	U.S.	373		43.6%	43.1%	43.1%
90	2	88	—	88	of which, Wellness	86		4.9%	2.7%	2.7%
$3,386	$(104)	$3,489	$—	$3,489	Total Smoke-Free	$2,796		21.1%	24.8%	24.8%

2024					Combustible Tobacco	2023		% Change
$5,299	$(90)	$5,389	$—	$5,389	International Combustibles	$5,087	(1)	4.2%	5.9%	5.9%
108	—	108	—	108	U.S.	136		(20.3)%	(20.3)%	(20.3)%
$5,407	$(90)	$5,497	$—	$5,497	Total Combustible Tobacco	$5,223		3.5%	5.2%	5.2%

(1) Includes a reduction in net revenues of $80 million related to the termination of a distribution arrangement in the Middle East
Note: Sum of product categories or segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 3 (2/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions / Divestitures	Net Revenues excl. Currency & Acquisitions / Divestitures	Quarters Ended June 30,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2024					PMI	2023	% Change
$3,015	$(148)	$3,163	$—	$3,163	International Smoke-Free	$2,756	9.4%	14.8%	14.8%
5,748	(211)	5,959	—	5,959	International Combustibles	5,641	1.9%	5.6%	5.6%
705	—	705	—	705	U.S.	570	23.7%	23.7%	23.7%
$9,468	$(358)	$9,826	$—	$9,826	Total PMI	$8,967	5.6%	9.6%	9.6%

2024					Smoke-Free	2023	% Change
$3,015	$(148)	$3,163	$—	$3,163	International Smoke-Free	$2,756	9.4%	14.8%	14.8%
595	—	595	—	595	U.S.	421	41.2%	41.2%	41.2%
80	—	80	—	80	of which, Wellness	77	4.7%	5.0%	5.0%
$3,610	$(148)	$3,758	$—	$3,758	Total Smoke-Free	$3,178	13.6%	18.3%	18.3%

2024					Combustible Tobacco	2023	% Change
$5,748	$(211)	$5,959	$—	$5,959	International Combustibles	$5,641	1.9%	5.6%	5.6%
110	—	110	—	110	U.S.	148	(25.9)%	(25.9)%	(25.9)%
$5,858	$(211)	$6,069	$—	$6,069	Total Combustible Tobacco	$5,790	1.2%	4.8%	4.8%

Note: Sum of product categories or segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 3 (3/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions / Divestitures	Net Revenues excl. Currency & Acquisitions / Divestitures	Quarters Ended September 30,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2024					PMI	2023	% Change
$3,101	$(87)	$3,189	$—	$3,189	International Smoke-Free	$2,865	8.2%	11.3%	11.3%
6,041	(200)	6,241	—	6,241	International Combustibles	5,784	4.4%	7.9%	7.9%
769	—	769	—	769	U.S.	492	56.3%	56.4%	56.4%
$9,911	$(289)	$10,200	$—	$10,200	Total PMI	$9,141	8.4%	11.6%	11.6%

2024					Smoke-Free	2023	% Change
$3,101	$(87)	$3,189	$—	$3,189	International Smoke-Free	$2,865	8.2%	11.3%	11.3%
675	—	676	—	676	U.S.	443	52.6%	52.7%	52.7%
76	—	76	—	76	of which, Wellness	74	1.6%	2.2%	2.2%
$3,777	$(88)	$3,864	$—	$3,864	Total Smoke-Free	$3,308	14.2%	16.8%	16.8%

2024					Combustible Tobacco	2023	% Change
$6,041	$(200)	$6,241	$—	$6,241	International Combustibles	$5,784	4.4%	7.9%	7.9%
93	—	93	—	93	U.S.	49	90.6%	90.6%	90.6%
$6,134	$(200)	$6,334	$—	$6,334	Total Combustible Tobacco	$5,833	5.2%	8.6%	8.6%

Note: Sum of product categories or segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 3 (4/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions / Divestitures	Net Revenues excl. Currency & Acquisitions / Divestitures	Quarters Ended December 31,	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2024					PMI	2023	% Change
$3,159	$7	$3,151	$—	$3,151	International Smoke-Free	$3,057	3.3%	3.1%	3.1%
5,720	(10)	5,730	—	5,730	International Combustibles	5,391	6.1%	6.3%	6.3%
827	2	826	—	826	U.S.	599	38.1%	37.8%	37.8%
$9,706	$—	$9,706	$—	$9,706	Total PMI	$9,047	7.3%	7.3%	7.3%

2024					Smoke-Free	2023	% Change
$3,159	$7	$3,151	$—	$3,151	International Smoke-Free	$3,057	3.3%	3.1%	3.1%
728	2	727	—	727	U.S.	501	45.3%	44.9%	44.9%
87	2	85	—	85	of which, Wellness	69	26.4%	23.9%	23.9%
$3,887	$9	$3,878	$—	$3,878	Total Smoke-Free	$3,558	9.2%	9.0%	9.0%

2024					Combustible Tobacco	2023	% Change
$5,720	$(10)	$5,730	$—	$5,730	International Combustibles	$5,391	6.1%	6.3%	6.3%
99	—	99	—	99	U.S.	98	1.1%	1.1%	1.1%
$5,819	$(10)	$5,829	$—	$5,829	Total Combustible Tobacco	$5,489	6.0%	6.2%	6.2%

Note: Sum of product categories or segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

									Schedule 3 (5/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions / Divestitures	Net Revenues excl. Currency & Acquisitions / Divestitures	Years Ended December 31,	Net Revenues		Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2024					PMI	2023		% Change
$12,126	$(333)	$12,459	$—	$12,459	International Smoke-Free	$11,102		9.2%	12.2%	12.2%
22,807	(511)	23,319	—	23,319	International Combustibles	21,903	(1)	4.1%	6.5%	6.5%
2,944	3	2,941	—	2,941	U.S.	2,169		35.7%	35.6%	35.6%
$37,878	$(841)	$38,719	$—	$38,719	Total PMI	$35,174		7.7%	10.1%	10.1%

2024					Smoke-Free	2023		% Change
$12,126	$(333)	$12,459	$—	$12,459	International Smoke-Free	$11,102		9.2%	12.2%	12.2%
2,534	3	2,531	—	2,531	U.S.	1,738		45.8%	45.6%	45.6%
333	3	330	—	330	of which, Wellness	306		8.9%	7.9%	7.9%
$14,660	$(330)	$14,990	$—	$14,990	Total Smoke-Free	$12,840		14.2%	16.7%	16.7%

2024					Combustible Tobacco	2023		% Change
$22,807	$(511)	$23,319	$—	$23,319	International Combustibles	$21,903	(1)	4.1%	6.5%	6.5%
410	—	410	—	410	U.S.	431		(4.8)%	(4.8)%	(4.8)%
$23,218	$(511)	$23,729	$—	$23,729	Total Combustible Tobacco	$22,334		4.0%	6.2%	6.2%
(1) Includes a reduction in net revenues of $80 million related to the termination of a distribution arrangement in the Middle East
Note: Sum of product categories or segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

												Schedule 4
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Net Revenues to Adjusted Net Revenues, excluding Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Net Revenues	Special Items	Adjusted Net Revenues	Currency	Adjusted Net Revenues excluding Currency	Acqui-sitions / Divestitures	Adjusted Net Revenues excluding Currency & Acquisitions / Divestitures		Net Revenues	Special Items(1)	Adjusted Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2024							Quarters Ended March 31,	2023			% Change
$2,850	$—	$2,850	$(106)	$2,956	$—	$2,956	International Smoke-Free	$2,423	$—	$2,423	17.7%	22.0%	22.0%
5,299	—	5,299	(90)	5,389	—	5,389	International Combustibles	5,087	(80)	5,167	2.5%	4.3%	4.3%
644	—	644	2	642	—	642	U.S.	509	—	509	26.5%	26.1%	26.1%
$8,793	$—	$8,793	$(194)	$8,987	$—	$8,987	Total PMI	$8,019	$(80)	$8,099	8.6%	11.0%	11.0%

2024							Quarters Ended June 30,	2023			% Change
$3,015	$—	$3,015	$(148)	$3,163	$—	$3,163	International Smoke-Free	$2,756	$—	$2,756	9.4%	14.8%	14.8%
5,748	—	5,748	(211)	5,959	—	5,959	International Combustibles	5,641	—	5,641	1.9%	5.6%	5.6%
705	—	705	—	705	—	705	U.S.	570	—	570	23.7%	23.7%	23.7%
$9,468	$—	$9,468	$(358)	$9,826	$—	$9,826	Total PMI	$8,967	$—	$8,967	5.6%	9.6%	9.6%

2024							Quarters Ended September 30,	2023			% Change
$3,101	$—	$3,101	$(87)	$3,189	$—	$3,189	International Smoke-Free	$2,865	$—	$2,865	8.2%	11.3%	11.3%
6,041	—	6,041	(200)	6,241	—	6,241	International Combustibles	5,784	—	5,784	4.4%	7.9%	7.9%
769	—	769	—	769	—	769	U.S.	492	—	492	56.3%	56.4%	56.4%
$9,911	$—	$9,911	$(289)	$10,200	$—	$10,200	Total PMI	$9,141	$—	$9,141	8.4%	11.6%	11.6%

2024							Quarters Ended December 31,	2023			% Change
$3,159	$—	$3,159	$7	$3,151	$—	$3,151	International Smoke-Free	$3,057	$—	$3,057	3.3%	3.1%	3.1%
5,720	—	5,720	(10)	5,730	—	5,730	International Combustibles	5,391	—	5,391	6.1%	6.3%	6.3%
827	—	827	2	826	—	826	U.S.	599	—	599	38.1%	37.8%	37.8%
$9,706	$—	$9,706	$—	$9,706	$—	$9,706	Total PMI	$9,047	$—	$9,047	7.3%	7.3%	7.3%

2024							Years Ended December 31,	2023			% Change
$12,126	$—	$12,126	$(333)	$12,459	$—	$12,459	International Smoke-Free	$11,102	$—	$11,102	9.2%	12.2%	12.2%
22,807	—	22,807	(511)	23,319	—	23,319	International Combustibles	21,903	(80)	21,983	3.8%	6.1%	6.1%
2,944	—	2,944	3	2,941	—	2,941	U.S.	2,169	—	2,169	35.7%	35.6%	35.6%
$37,878	$—	$37,878	$(841)	$38,719	$—	$38,719	Total PMI	$35,174	$(80)	$35,254	7.4%	9.8%	9.8%

(1) First-quarter and full year 2023 reflects a reduction in net revenues of $80 million related to the termination of a distribution arrangement in the Middle East

								Schedule 5
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Gross Profit for the Impact of Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Gross Profit	Currency	Gross Profit excluding Currency	Acquisitions / Divestitures	Gross Profit excl. Currency & Acquisitions / Divestitures		Gross Profit	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2024					Quarters Ended March 31,	2023	% Change
$1,768	$(108)	$1,876	$—	$1,876	International Smoke-Free	$1,396	26.6%	34.4%	34.4%
3,407	(79)	3,487	—	3,487	International Combustibles	3,339	2.1%	4.4%	4.4%
429	1	428	—	428	U.S.	252	70.2%	69.8%	69.8%
$5,604	$(186)	$5,790	$—	$5,790	Total PMI	$4,987	12.4%	16.1%	16.1%

2024					Quarters Ended June 30,	2023	% Change
$1,916	$(146)	$2,062	$—	$2,062	International Smoke-Free	$1,760	8.9%	17.2%	17.2%
3,731	(151)	3,882	12	3,870	International Combustibles	3,659	2.0%	6.1%	5.8%
479	—	479	—	479	U.S.	326	47.1%	47.2%	47.2%
$6,127	$(296)	$6,423	$12	$6,411	Total PMI	$5,744	6.7%	11.8%	11.6%

2024					Quarters Ended September 30,	2023	% Change
$2,088	$(81)	$2,169	$—	$2,169	International Smoke-Free	$1,930	8.2%	12.4%	12.4%
3,919	(144)	4,063	21	4,042	International Combustibles	3,705	5.8%	9.7%	9.1%
541	—	541	—	541	U.S.	346	56.7%	56.6%	56.6%
$6,549	$(225)	$6,774	$21	$6,753	Total PMI	$5,981	9.5%	13.3%	12.9%

2024					Quarters Ended December 31,	2023	% Change
$2,058	$(13)	$2,071	$—	$2,071	International Smoke-Free	$1,935	6.3%	7.0%	7.0%
3,629	(18)	3,648	14	3,634	International Combustibles	3,270	11.0%	11.6%	11.1%
601	—	601	—	601	U.S.	382	57.5%	57.4%	57.4%
$6,288	$(32)	$6,320	$14	$6,306	Total PMI	$5,586	12.6%	13.1%	12.9%

2024					Years Ended December 31,	2023	% Change
$7,831	$(347)	$8,178	$—	$8,178	International Smoke-Free	$7,021	11.5%	16.5%	16.5%
14,687	(393)	15,080	47	15,033	International Combustibles	13,972	5.1%	7.9%	7.6%
2,050	2	2,049	—	2,049	U.S.	1,305	57.1%	57.0%	57.0%
$24,568	$(739)	$25,307	$47	$25,260	Total PMI	$22,298	10.2%	13.5%	13.3%
Note: Sum of segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

												Schedule 6 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Gross Profit to Adjusted Gross Profit, excluding Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Gross Profit	Special Items (1)	Adjusted Gross Profit	Currency	Adjusted Gross Profit excluding Currency	Acquisitions / Divestitures	Adjusted Gross Profit excl. Currency & Acquisitions / Divestitures		Gross Profit	Special Items (1)	Adjusted Gross Profit	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2024							Quarters Ended March 31,	2023			% Change
$1,768	$(1)	$1,769	$(108)	$1,877	$—	$1,877	International Smoke-Free	$1,396	$(1)	$1,397	26.6%	34.3%	34.3%
3,407	—	3,407	(79)	3,487	—	3,487	International Combustibles	3,339	(80)	3,419	(0.3)%	2.0%	2.0%
429	(16)	445	1	443	—	443	U.S.	252	(39)	291	52.7%	52.3%	52.3%
$5,604	$(16)	$5,620	$(186)	$5,806	$—	$5,806	Total PMI	$4,987	$(120)	$5,107	10.0%	13.7%	13.7%

2024							Quarters Ended June 30,	2023			% Change
$1,916	$(1)	$1,917	$(146)	$2,063	$—	$2,063	International Smoke-Free	$1,760	$(1)	$1,761	8.9%	17.2%	17.2%
3,731	—	3,731	(151)	3,882	12	3,870	International Combustibles	3,659	—	3,659	2.0%	6.1%	5.8%
479	(15)	494	—	494	—	494	U.S.	326	(21)	347	42.5%	42.5%	42.5%
$6,127	$(16)	$6,143	$(296)	$6,439	$12	$6,427	Total PMI	$5,744	$(22)	$5,766	6.5%	11.7%	11.5%

2024							Quarters Ended September 30,	2023			% Change
$2,088	$(1)	$2,089	$(81)	$2,170	$—	$2,170	International Smoke-Free	$1,930	$(1)	$1,931	8.2%	12.4%	12.4%
3,919	—	3,919	(144)	4,063	21	4,042	International Combustibles	3,705	(10)	3,715	5.5%	9.4%	8.8%
541	(13)	555	—	555	—	555	U.S.	346	1	344	61.2%	61.1%	61.1%
$6,549	$(14)	$6,563	$(225)	$6,788	$21	$6,767	Total PMI	$5,981	$(10)	$5,991	9.5%	13.3%	13.0%
(1) 2024 first-quarter reflects amortization of intangibles, all amounts are related to cost of goods sold. 2023 first-quarter includes termination of distribution arrangement in the Middle East ($80 million in International Combustibles, reflected as a reduction to net revenues), Swedish Match AB acquisition accounting related items ($18 million in U.S., reflected in cost of good sold) and amortization of intangibles ($21 million in U.S., and $1 million in International Smoke-Free, reflected in cost of goods sold)

2024 second-quarter and 2023 second-quarter reflects amortization of intangibles, all amounts are related to cost of goods sold.

2024 third-quarter reflects amortization of intangibles, all amounts are related to cost of goods sold. 2023 third-quarter includes charges related to the war in Ukraine ($10 million in International Combustibles) and mainly amortization of intangibles in cost of goods sold ($1 million in International Smoke-free and $1 million reduction in U.S.).

Note: Sum of segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

												Schedule 6 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Gross Profit to Adjusted Gross Profit, excluding Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Gross Profit	Special Items (1)	Adjusted Gross Profit	Currency	Adjusted Gross Profit excluding Currency	Acquisitions / Divestitures	Adjusted Gross Profit excl. Currency & Acquisitions / Divestitures		Gross Profit	Special Items (1)	Adjusted Gross Profit	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2024							Quarters Ended December 31,	2023			% Change
$2,058	$(1)	$2,058	$(13)	$2,072	$—	$2,072	International Smoke-Free	$1,935	$—	$1,936	6.3%	7.0%	7.0%
3,629	—	3,629	(18)	3,648	14	3,634	International Combustibles	3,270	(4)	3,274	10.9%	11.4%	11.0%
601	(5)	606	—	605	—	605	U.S.	382	(15)	396	52.8%	52.7%	52.7%
$6,288	$(5)	$6,293	$(32)	$6,325	$14	$6,311	Total PMI	$5,586	$(18)	$5,604	12.3%	12.9%	12.6%

2024							Years Ended December 31,	2023			% Change
$7,831	$(2)	$7,833	$(347)	$8,181	$—	$8,181	International Smoke-Free	$7,021	$(3)	$7,024	11.5%	16.5%	16.5%
14,687	—	14,687	(393)	15,080	47	15,033	International Combustibles	13,972	(94)	14,066	4.4%	7.2%	6.9%
2,050	(49)	2,099	2	2,098	—	2,098	U.S.	1,305	(74)	1,379	52.3%	52.2%	52.2%
$24,568	$(51)	$24,619	$(739)	$25,358	$47	$25,311	Total PMI	$22,298	$(170)	$22,468	9.6%	12.9%	12.7%

(1) 2024 fourth-quarter reflects amortization of intangibles, all amounts are related to cost of goods sold. 2023 fourth-quarter includes charges related to the war in Ukraine ($4 million in International Combustibles) and mainly amortization of intangibles in cost of goods sold ($15 million in U.S.).

2024 full-year reflects amortization of intangibles, all amounts are related to cost of goods sold. 2023 full-year includes termination of distribution arrangement in the Middle East ($80 million in International Combustibles), Swedish Match AB acquisition accounting related items ($18 million in U.S.), charges related to the war in Ukraine ($13 million in International Combustibles) and mainly amortization of intangibles in cost of goods sold ($56 million in U.S. and $3 million in International Smoke-Free).

Note: Sum of segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

														Schedule 7
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Gross Profit Margin, excluding Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Adjusted Gross Profit (1)	Adjusted Net Revenues (2)	Adjusted Gross Profit Margin	Adjusted Gross Profit excluding Currency (1)	Adjusted Net Revenues excluding Currency (2)	Adjusted Gross Profit Margin excluding Currency	Adjusted Gross Profit excluding Currency & Acqui-sitions / Divestitures (1)	Adjusted Net Revenues excluding Currency & Acqui-sitions / Divestitures (2)	Adjusted Gross Profit Margin excluding Currency & Acqui-sitions / Divestitures		Adjusted Gross Profit (1)	Adjusted Net Revenues (2)	Adjusted Gross Profit Margin	Adjusted Gross Profit Margin	Adjusted Gross Profit Margin excluding Currency	Adjusted Gross Profit Margin excluding Currency & Acqui-sitions / Divestitures

2024									Quarters Ended March 31,	2023			% Points Change
$1,769	$2,850	62.1%	$1,877	$2,956	63.5%	$1,877	$2,956	63.5%	International Smoke-Free	$1,397	$2,423	57.7%	4.4	5.8	5.8
3,407	5,299	64.3%	3,487	5,389	64.7%	3,487	5,389	64.7%	International Combustibles	3,419	5,167	66.2%	(1.9)	(1.5)	(1.5)
445	644	69.1%	443	642	69.1%	443	642	69.1%	U.S.	291	509	57.2%	11.9	11.9	11.9
$5,620	$8,793	63.9%	$5,806	$8,987	64.6%	$5,806	$8,987	64.6%	Total PMI	$5,107	$8,099	63.1%	0.8	1.5	1.5

2024									Quarters Ended June 30,	2023			% Points Change
$1,917	$3,015	63.6%	$2,063	$3,163	65.2%	$2,063	$3,163	65.2%	International Smoke-Free	$1,761	$2,756	63.9%	(0.3)	1.3	1.3
3,731	5,748	64.9%	3,882	5,959	65.1%	3,870	5,959	64.9%	International Combustibles	3,659	5,641	64.9%	—	0.2	—
494	705	70.1%	494	705	70.1%	494	705	70.1%	U.S.	347	570	60.9%	9.2	9.2	9.2
$6,143	$9,468	64.9%	$6,439	$9,826	65.5%	$6,427	$9,826	65.4%	Total PMI	$5,766	$8,967	64.3%	0.6	1.2	1.1

2024									Quarters Ended September 30,	2023			% Points Change
$2,089	$3,101	67.4%	$2,170	$3,189	68.1%	$2,170	$3,189	68.1%	International Smoke-Free	$1,931	$2,865	67.4%	—	0.7	0.7
3,919	6,041	64.9%	4,063	6,241	65.1%	4,042	6,241	64.8%	International Combustibles	3,715	5,784	64.2%	0.7	0.9	0.6
555	769	72.2%	555	769	72.1%	555	769	72.1%	U.S.	344	492	70.0%	2.2	2.1	2.1
$6,563	$9,911	66.2%	$6,788	$10,200	66.5%	$6,767	$10,200	66.3%	Total PMI	$5,991	$9,141	65.5%	0.7	1.0	0.8

2024									Quarters Ended December 31,	2023			% Points Change
$2,058	$3,159	65.2%	$2,072	$3,151	65.7%	$2,072	$3,151	65.7%	International Smoke-Free	$1,936	$3,057	63.3%	1.9	2.4	2.4
3,629	5,720	63.5%	3,648	5,730	63.7%	3,634	5,730	63.4%	International Combustibles	3,274	5,391	60.7%	2.8	3.0	2.7
606	827	73.2%	605	826	73.3%	605	826	73.3%	U.S.	396	599	66.2%	7.0	7.1	7.1
$6,293	$9,706	64.8%	$6,325	$9,706	65.2%	$6,311	$9,706	65.0%	Total PMI	$5,604	$9,047	61.9%	2.9	3.3	3.1

2024									Years Ended December 31,	2023			% Points Change
$7,833	$12,126	64.6%	$8,181	$12,459	65.7%	$8,181	$12,459	65.7%	International Smoke-Free	$7,024	$11,102	63.3%	1.3	2.4	2.4
14,687	22,807	64.4%	15,080	23,319	64.7%	15,033	23,319	64.5%	International Combustibles	14,066	21,983	64.0%	0.4	0.7	0.5
2,099	2,944	71.3%	2,098	2,941	71.3%	2,098	2,941	71.3%	U.S.	1,379	2,169	63.5%	7.8	7.8	7.8
$24,619	$37,878	65.0%	$25,358	$38,719	65.5%	$25,311	$38,719	65.4%	Total PMI	$22,468	$35,254	63.7%	1.3	1.8	1.7

(1) For the calculation of Adjusted Gross Profit, Adjusted Gross Profit excluding currency and Adjusted Gross Profit excluding currency and acquisitions/divestitures, refer to Schedule 6
(2) For the calculation of Adjusted Net Revenues, Adjusted Net Revenues excluding currency and Adjusted Net Revenues excluding currency and acquisitions/divestitures, refer to Schedules 3 and 4

								Schedule 8
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Companies Income for the Impact of Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Operating Companies Income (Loss)	Currency	Operating Companies Income excluding Currency	Acquisitions / Divestitures	Operating Companies Income excluding Currency & Acquisitions / Divestitures		Operating Companies Income (Loss)	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2024					Quarters Ended March 31,	2023	% Change
$3,355	$(195)	$3,550	$—	$3,550	International	$2,800	19.8%	26.8%	26.8%
22	(1)	23	—	23	U.S.	94	(76.8)%	(75.7)%	(75.7)%
$3,377	$(196)	$3,573	$—	$3,573	Total PMI	$2,894	16.7%	23.5%	23.5%

2024					Quarters Ended June 30,	2023	% Change
$3,523	$(263)	$3,786	$12	$3,774	International	$3,214	9.6%	17.8%	17.4%
88	—	89	—	89	U.S.	(553)	+100%	+100%	+100%
$3,611	$(264)	$3,875	$12	$3,863	Total PMI	$2,661	35.7%	45.6%	45.2%

2024					Quarters Ended September 30,	2023	% Change
$3,883	$(200)	$4,083	$21	$4,062	International	$3,513	10.6%	16.2%	15.6%
(114)	—	(115)	—	(115)	U.S.	52	-(100)%	-(100)%	-(100)%
$3,770	$(199)	$3,969	$21	$3,948	Total PMI	$3,563	5.8%	11.4%	10.8%

2024					Quarters Ended December 31,	2023	% Change
$3,326	$(57)	$3,383	$15	$3,368	International	$3,063	8.6%	10.4%	9.9%
63	(4)	67	—	67	U.S.	82	(23.1)%	(18.3)%	(18.3)%
$3,389	$(61)	$3,450	$15	$3,435	Total PMI	$3,146	7.7%	9.7%	9.2%

2024					Years Ended December 31,	2023	% Change
$14,088	$(715)	$14,802	$48	$14,754	International	$12,590	11.9%	17.6%	17.2%
59	(5)	65	—	65	U.S.	(325)	+100%	+100%	+100%
$14,147	$(720)	$14,867	$48	$14,819	Total PMI	$12,264	15.4%	21.2%	20.8%
Note: Sum of segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

												Schedule 9
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Companies Income to Adjusted Operating Companies Income, excluding Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Operating Companies Income (Loss)	Special Items (1)	Adjusted Operating Companies Income	Currency	Adjusted Operating Companies Income excluding Currency	Acquisitions / Divestitures	Adjusted Operating Companies Income excl. Currency & Acquisitions / Divestitures		Operating Companies Income (Loss)	Special Items (1)	Adjusted Operating Companies Income	Total	Excluding Currency	Excluding Currency & Acquisitions / Divestitures

2024							Quarters Ended March 31,	2023			% Change
$3,355	$(57)	$3,412	$(195)	$3,607	$—	$3,607	International	$2,800	$(225)	$3,024	12.8%	19.3%	19.3%
22	(220)	242	(1)	243	—	243	U.S.	94	(63)	157	53.7%	54.3%	54.3%
$3,377	$(277)	$3,654	$(196)	$3,850	$—	$3,850	Total PMI	$2,894	$(288)	$3,182	14.8%	21.0%	21.0%

2024							Quarters Ended June 30,	2023			% Change
$3,523	$(47)	$3,570	$(263)	$3,833	$12	$3,821	International	$3,214	$(240)	$3,454	3.4%	11.0%	10.6%
88	(165)	253	—	254	—	254	U.S.	(553)	(726)	173	46.5%	46.8%	46.8%
$3,611	$(212)	$3,823	$(264)	$4,087	$12	$4,075	Total PMI	$2,661	$(966)	$3,627	5.4%	12.7%	12.4%

2024							Quarters Ended September 30,	2023			% Change
$3,883	$(92)	$3,975	$(200)	$4,175	$21	$4,154	International	$3,513	$(235)	$3,748	6.1%	11.4%	10.8%
(114)	(407)	293	—	293	—	293	U.S.	52	(129)	181	62.0%	62.0%	62.0%
$3,770	$(499)	$4,269	$(199)	$4,468	$21	$4,447	Total PMI	$3,563	$(364)	$3,927	8.7%	13.8%	13.2%

2024							Quarters Ended December 31,	2023			% Change
$3,326	$(47)	$3,372	$(57)	$3,429	$15	$3,414	International	$3,063	$(80)	$3,143	7.3%	9.1%	8.6%
63	(213)	277	(4)	281	—	281	U.S.	82	(83)	165	67.8%	70.2%	70.2%
$3,389	$(260)	$3,649	$(61)	$3,710	$15	$3,695	Total PMI	$3,146	$(163)	$3,309	10.3%	12.1%	11.7%

2024							Years Ended December 31,	2023			% Change
$14,088	$(242)	$14,329	$(715)	$15,044	$48	$14,996	International	$12,590	$(780)	$13,369	7.2%	12.5%	12.2%
59	(1,006)	1,065	(5)	1,070	—	1,070	U.S.	(325)	(1,001)	676	57.5%	58.3%	58.3%
$14,147	$(1,248)	$15,395	$(720)	$16,115	$48	$16,067	Total PMI	$12,264	$(1,781)	$14,045	9.6%	14.7%	14.4%
(1) For details on Special Items, refer to Schedule 12
Note: Sum of segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

														Schedule 10
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions/Divestitures
($ in millions) / (Unaudited)

Adjusted Operating Companies Income (1)	Adjusted Net Revenues (2)	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income excluding Currency (1)	Adjusted Net Revenues excluding Currency (2)	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income excluding Currency & Acqui-sitions / Divestitures (1)	Adjusted Net Revenues excluding Currency & Acqui-sitions / Divestitures (2)	Adjusted Operating Companies Income Margin excluding Currency & Acqui-sitions / Divestitures		Adjusted Operating Companies Income (1)	Adjusted Net Revenues (2)	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin	Adjusted Operating Companies Income Margin excluding Currency	Adjusted Operating Companies Income Margin excluding Currency & Acqui-sitions / Divestitures

2024									Quarters Ended March 31,	2023			% Points Change
$3,412	$8,149	41.9%	$3,607	$8,345	43.2%	$3,607	$8,345	43.2%	International	$3,024	$7,590	39.8%	2.1	3.4	3.4
242	644	37.6%	243	642	37.9%	243	642	37.9%	U.S.	157	509	31.0%	6.6	6.9	6.9
$3,654	$8,793	41.6%	$3,850	$8,987	42.8%	$3,850	$8,987	42.8%	Total PMI	$3,182	$8,099	39.3%	2.3	3.5	3.5

2024									Quarters Ended June 30,	2023			% Points Change
$3,570	$8,764	40.7%	$3,833	$9,122	42.0%	$3,821	$9,122	41.9%	International	$3,454	$8,398	41.1%	(0.4)	0.9	0.8
253	705	35.9%	254	705	36.0%	254	705	36.0%	U.S.	173	570	30.3%	5.6	5.7	5.7
$3,823	$9,468	40.4%	$4,087	$9,826	41.6%	$4,075	$9,826	41.5%	Total PMI	$3,627	$8,967	40.4%	—	1.2	1.1

2024									Quarters Ended September 30,	2023			% Points Change
$3,975	$9,142	43.5%	$4,175	$9,430	44.3%	$4,154	$9,430	44.1%	International	$3,748	$8,649	43.3%	0.2	1.0	0.8
293	769	38.1%	293	769	38.1%	293	769	38.1%	U.S.	181	492	36.8%	1.3	1.3	1.3
$4,269	$9,911	43.1%	$4,468	$10,200	43.8%	$4,447	$10,200	43.6%	Total PMI	$3,927	$9,141	43.0%	0.1	0.8	0.6

2024									Quarters Ended December 31,	2023			% Points Change
$3,372	$8,878	38.0%	$3,429	$8,881	38.6%	$3,414	$8,881	38.4%	International	$3,143	$8,448	37.2%	0.8	1.4	1.2
277	827	33.5%	281	826	34.0%	281	826	34.0%	U.S.	165	599	27.5%	6.0	6.5	6.5
$3,649	$9,706	37.6%	$3,710	$9,706	38.2%	$3,695	$9,706	38.1%	Total PMI	$3,309	$9,047	36.6%	1.0	1.6	1.5

2024									Years Ended December 31,	2023			% Points Change
$14,329	$34,933	41.0%	$15,044	$35,778	42.0%	$14,996	$35,778	41.9%	International	$13,369	$33,084	40.4%	0.6	1.6	1.5
1,065	2,944	36.2%	1,070	2,941	36.4%	1,070	2,941	36.4%	U.S.	676	2,169	31.2%	5.0	5.2	5.2
$15,395	$37,878	40.6%	$16,115	$38,719	41.6%	$16,067	$38,719	41.5%	Total PMI	$14,045	$35,254	39.8%	0.8	1.8	1.7

(1) For the calculation of Adjusted Operating Companies Income, Adjusted Operating Companies Income excluding currency and Adjusted Operating Companies Income excluding currency and acquisitions/divestitures, refer to
Schedule 9
(2) For the calculation of Adjusted Net Revenues, Adjusted Net Revenues excluding currency and Adjusted Net Revenues excluding currency and acquisitions/divestitures, refer to Schedules 3 and 4

													Schedule 11
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Net Revenues, Gross Profit and Operating Companies Income: Price, Volume/Mix and Cost/Other Variances
($ in millions) / (Unaudited)

	2024 vs. 2023
	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Years Ended December 31
	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other	Price	Volume/Mix	Cost/Other
Net Revenues
International Smoke-Free	$61	$472	$—	$63	$343	$—	$39	$284	$—	$(29)	$123	$—	$135	$1,222	$—
International Combustibles	382	(161)	81	493	(175)	0	577	(117)	(2)	459	(118)	(2)	1,912	(571)	76
U.S.	5	154	(27)	26	134	(25)	72	155	50	53	174	0	156	618	(2)
Total PMI	$449	$464	$55	$583	$303	$(27)	$689	$322	$48	$482	$179	$(2)	$2,203	$1,268	$74

Gross Profit
International Smoke-Free	$61	$375	$44	$63	$224	$14	$39	$176	$24	$(29)	$101	$64	$135	$875	$146
International Combustibles	382	(219)	(15)	493	(188)	(94)	577	(153)	(87)	459	(106)	11	1,912	(665)	(185)
U.S.	5	140	31	26	121	6	72	140	(16)	53	154	13	156	555	34
Total PMI	$449	$295	$59	$583	$158	$(74)	$689	$163	$(80)	$482	$148	$90	$2,203	$764	$(5)

Operating Companies Income
International	$444	$156	$151	$557	$37	$(33)	$617	$23	$(90)	$430	$(5)	$(120)	$2,047	$210	$(92)
U.S.	5	140	(216)	26	121	495	72	140	(378)	53	154	(221)	156	555	(321)
Total PMI	$449	$295	$(65)	$583	$158	$461	$689	$163	$(467)	$482	$148	$(341)	$2,203	$764	$(412)
Note: Sum of segments might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

					Schedule 12 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income
($ in millions) / (Unaudited)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2024	2024	2024	2024	2024
PMI
Operating Companies Income	$3,377	$3,611	$3,770	$3,389	$14,147
Amortization of intangibles	(120)	(212)	(256)	(247)	(835)
Impairment of other intangibles	(27)	—	—	—	(27)
Restructuring charges	(130)	—	—	(12)	(142)
Egypt sales tax charge	—	—	(45)	—	(45)
Loss on sale of Vectura Group	—	—	(198)	(1)	(199)
Adjusted Operating Companies Income	$3,654	$3,823	$4,269	$3,649	$15,395

International
Operating Companies Income	$3,355	$3,523	$3,883	$3,326	$14,088
Amortization of intangibles	(48)	(47)	(46)	(47)	(188)
Restructuring charges	(9)	—	—	—	(9)
Egypt sales tax charge	—	—	(45)	—	(45)
Adjusted Operating Companies Income	$3,412	$3,570	$3,975	$3,372	$14,329

U.S.
Operating Companies Income	$22	$88	$(114)	$63	$59
Amortization of intangibles	(73)	(165)	(209)	(201)	(648)
Impairment of other intangibles	(26)	—	—	—	(26)
Restructuring charges	(121)	—	—	(12)	(133)
Loss on sale of Vectura Group	—	—	(198)	(1)	(199)
Adjusted Operating Companies Income	$242	$253	$293	$277	$1,065
Note: Sum of International and U.S. or special items might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

					Schedule 12 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Income to Adjusted Operating Income
($ in millions) / (Unaudited)

	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Year Ended
	March 31,	June 30,	September 30,	December 31,	December 31,
	2023	2023	2023	2023	2023
PMI
Operating Companies Income	$2,894	$2,661	$3,563	$3,146	$12,264
Amortization of intangibles	(81)	(82)	(205)	(129)	(497)
Impairment of goodwill and other intangibles	—	(680)	—	—	(680)
Restructuring charges	(109)	—	—	—	(109)
Termination of distribution arrangement in the Middle East	(80)	—	—	—	(80)
Charges related to the war in Ukraine	—	—	(19)	(34)	(53)
Swedish Match AB acquisition accounting related items	(18)	—	—	—	(18)
South Korea Indirect Tax Charge	—	(204)	—	—	(204)
Termination of agreement with Foundation for a Smoke-Free World	—	—	(140)	—	(140)
Adjusted Operating Companies Income	$3,182	$3,627	$3,927	$3,309	$14,045

International
Operating Companies Income	$2,800	$3,214	$3,513	$3,063	$12,590
Amortization of intangibles	(35)	(35)	(77)	(46)	(194)
Restructuring charges	(109)	—	—	—	(109)
Termination of distribution arrangement in the Middle East	(80)	—	—	—	(80)
Charges related to the war in Ukraine	—	—	(19)	(34)	(53)
South Korea Indirect Tax Charge	—	(204)	—	—	(204)
Termination of agreement with Foundation for a Smoke-Free World	—	—	(140)	—	(140)
Adjusted Operating Companies Income	$3,024	$3,454	$3,748	$3,143	$13,369

U.S.
Operating Companies Income	$94	$(553)	$52	$82	$(325)
Amortization of intangibles	(45)	(46)	(129)	(83)	(303)
Impairment of goodwill and other intangibles	—	(680)	—	—	(680)
Swedish Match AB acquisition accounting related items	(18)	—	—	—	(18)
Adjusted Operating Companies Income	$157	$173	$181	$165	$676
Note: Sum of International and U.S. or special items might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

														Schedule 13
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Companies Income to Operating Income
($ in millions) / (Unaudited)

	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Years Ended December 31
	2024	2023	Change Fav./(Unfav.)	2024	2023	Change Fav./(Unfav.)	2024	2023	Change Fav./(Unfav.)	2024	2023	Change Fav./(Unfav.)	2024	2023	Change Fav./(Unfav.)
Net Revenues	$8,793	$8,019	9.7%	$9,468	$8,967	5.6%	$9,911	$9,141	8.4%	$9,706	$9,047	7.3%	$37,878	$35,174	7.7%
Less: Cost of sales	3,189	3,032	(5.2)%	3,341	3,223	(3.7)%	3,362	3,160	(6.4)%	3,418	3,461	1.2%	13,310	12,876	(3.4)%
Gross profit	5,604	4,987	12.4%	6,127	5,744	6.7%	6,549	5,981	9.5%	6,288	5,586	12.6%	24,568	22,298	10.2%
Less: Marketing, administration and research costs(1)	2,227	2,093	(6.4)%	2,516	2,418	(4.1)%	2,779	2,418	(14.9)%	2,899	2,440	(18.8)%	10,421	9,369	(11.2)%
Impairment of goodwill	—	—	—%	—	665	100.0%	—	—	—%	—	—	—%	—	665	100.0%
Operating Companies Income	3,377	2,894	16.7%	3,611	2,661	35.7%	3,770	3,563	5.8%	3,389	3,146	7.7%	14,147	12,264	15.4%
Less: Corporate Expenses and Other	332	163	-(100)%	167	95	(75.8)%	116	193	39.9%	130	257	49.4%	745	708	(5.2)%
Operating Income	$3,045	$2,731	11.5%	$3,444	$2,566	34.2%	$3,654	$3,370	8.4%	$3,259	$2,889	12.8%	$13,402	$11,556	16.0%

(1) excluding Corporate Expenses and Other